UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 APRIL 30, 2008

                                   CACHE, INC.
              ----------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         FLORIDA                    0 -10345                     59 -1588181
       ----------              ----------------------           -------------
     (STATE OR OTHER          (COMMISSION FILE NUMBER)          (IRS EMPLOYER
      JURISDICTION OF                                            IDENTIFICATION
      INCORPORATION)                                             NUMBER)



                     1440 BROADWAY, NEW YORK, NEW YORK 10018
                     ---------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 575-3200




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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         ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On April 30, 2008, the Company issued a press release (the "Press Release") announcing its results for the thirteen-week period ended March 29, 2008, introducing guidance for the second quarter of 2008, indicating plans for store openings and announcing April 2008 comparable store sales. The Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

         ITEM 9.01     EXHIBITS

99.1 Press release regarding results for the thirteen-week period ended March 29, 2008, guidance for the second quarter of 2008, plans for store openings and April 2008 comparable store sales.



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                                   SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


         DATED: MAY 1, 2008         CACHE, INC.




                                         BY: /s/  Margaret Feeney
                                         ---------------------------------
                                         MARGARET FEENEY
                                         EXECUTIVE VICE PRESIDENT AND
                                           CHIEF FINANCIAL OFFICER